EX 32
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Source Energy Corporation (the "Registrant") on Form 10-KSB/A1 for the year ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), We, Craig Carpenter, President and director and Kathleen L. Morrison, Secretary and director of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.


/S/ CRAIG CARPENTER
-----------------
Craig Carpenter
President and Director



/S/ KATHLEEN L. MORRISON
-----------------
Kathleen L. Morrison
Secretary and Director